UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 16, 2015

N-VIRO INTERNATIONAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21802	34-1741211
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2254 Centennial Road Toledo, OH	43617
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry Into a Material Definitive Agreement

On October 16, 2015, the Board of Directors of N-Viro International Corporation (the “Company”) approved a plan to modify all Company warrants by extending the time to exercise each outstanding warrant by one (1) year.  All other terms and conditions of each class of warrant remain unchanged.  In total, 2,679,742 warrants were affected by the expiration date extension.  Among the warrant holders are current directors and officers of the Company as of this filing date, with details of their changes as follows:

		before 10-16-15		on or after 10-16-15
director or officer	# warrants	expiration date (M/Y)	exercise price	expiration date (M/Y)	exercise price
Robert Bohmer	20,000	Aug 2016	$1.00	Aug 2017	$1.00
Mark Hagans	20,000	Aug 2016	$1.00	Aug 2017	$1.00
Timothy Kasmoch	50,000	Dec 2015	$1.00	Dec 2016	$1.00
Timothy Kasmoch	20,000	Aug 2016	$1.00	Aug 2017	$1.00
James McHugh	20,000	Aug 2016	$1.00	Aug 2017	$1.00
Gene Richard	25,000	Mar 2018	$1.00	Mar 2019	$1.00
Gene Richard	37,313	May 2019	$1.00	May 2020	$1.00
Gene Richard	107,144	Sep 2019	$1.00	Sep 2020	$1.00
GT	299,457

Item 3.02

Unregistered Sales of Equity Securities

On October 16, 2015, the Board of Directors of N-Viro International Corporation (the “Company”) approved a plan to modify all Company warrants by extending the time to exercise each outstanding warrant by one (1) year.  All other terms and conditions of each class of warrant remain unchanged.  In total, 2,679,742 warrants were affected by the expiration date extension.  Among the warrant holders are current directors and officers of the Company as of this filing date, with details of their changes as follows:

		before 10-16-15		on or after 10-16-15
director or officer	# warrants	expiration date (M/Y)	exercise price	expiration date (M/Y)	exercise price
Robert Bohmer	20,000	Aug 2016	$1.00	Aug 2017	$1.00
Mark Hagans	20,000	Aug 2016	$1.00	Aug 2017	$1.00
Timothy Kasmoch	50,000	Dec 2015	$1.00	Dec 2016	$1.00
Timothy Kasmoch	20,000	Aug 2016	$1.00	Aug 2017	$1.00
James McHugh	20,000	Aug 2016	$1.00	Aug 2017	$1.00
Gene Richard	25,000	Mar 2018	$1.00	Mar 2019	$1.00
Gene Richard	37,313	May 2019	$1.00	May 2020	$1.00
Gene Richard	107,144	Sep 2019	$1.00	Sep 2020	$1.00
GT	299,457

The modification was exempt under Section 4(2) of the Securities Act of 1933, as amended, as a transaction by an issuer not involving a public offering inasmuch as the modification was made for the benefit only of existing warrant holders, and there no warrant issuances to any others.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(e)  Certain compensatory arrangements for our Chief Executive Officer (principal executive officer), our Chief Financial Officer (principal financial officer) and our Executive Vice President and Chief Counsel, have been modified as follows: On October 16, 2015, the Board of Directors of N-Viro International Corporation (the “Company”) approved a plan to modify all Company warrants by extending the time to exercise each outstanding warrant by one (1) year.  All other terms and conditions of each class of warrant remain unchanged.  The warrants owned by the three identified officers and then modified thereto are described below:

		before 10-16-15		on or after 10-16-15
director or officer	# warrants	expiration date (M/Y)	exercise price	expiration date (M/Y)	exercise price
Robert Bohmer	20,000	Aug 2016	$1.00	Aug 2017	$1.00
Timothy Kasmoch	50,000	Dec 2015	$1.00	Dec 2016	$1.00
Timothy Kasmoch	20,000	Aug 2016	$1.00	Aug 2017	$1.00
James McHugh	20,000	Aug 2016	$1.00	Aug 2017	$1.00
GT	110,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

N-VIRO INTERNATIONAL CORPORATION

Dated:

October 26, 2015

By:

  /s/  James K. McHugh

James K. McHugh

Chief Financial Officer